UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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LISTED FUNDS TRUST

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Changebridge Capital Long/Short Equity ETF (CBLS)
Changebridge Capital Sustainable Equity ETF (CBSE)
each a series of Listed Funds Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202
August [ ], 2022
Dear Shareholder:
I am writing to inform you of an upcoming joint special meeting (the “Special Meeting”) of the shareholders of the Changebridge Capital Long/Short Equity ETF and the Changebridge Capital Sustainable Equity ETF (each, a “Fund”, and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”). The purpose of the Special Meeting is to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Changebridge Capital LLC.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proposal and the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.
The Board of Trustees of the Trust believes the Proposal is in the best interest of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
The Special Meeting is scheduled to be held at 11:00 a.m. Central time on September 9, 2022, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on August 12, 2022, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
If you have any questions regarding the Proposal or the Proxy Statement, please do not hesitate to call toll-free [PHONE NUMBER]. Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time.
Thank you for taking the time to consider this important Proposal and for your continuing investment in the Funds.

Sincerely,

Joshua J. Hinderliter
Assistant Secretary
Listed Funds Trust

Changebridge Capital Long/Short Equity ETF (CBLS)
Changebridge Capital Sustainable Equity ETF (CBSE)
each a series of Listed Funds Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD September 9, 2022

    A joint special meeting of shareholders (the “Special Meeting”) of the Changebridge Capital Long/Short Equity ETF, and the Changebridge Capital Sustainable Equity ETF (each, a “Fund” and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), will be held on September 9, 2022, at 11 a.m. Central time, at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following proposal:

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Changebridge Capital LLC (“Changebridge”).
Shareholders also may be asked to transact such other business as may properly come before the Special Meeting.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
The Trust’s Board of Trustees has fixed the close of business on August 12, 2022, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.
Please read the accompanying Proxy Statement carefully. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the applicable Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
By Order of the Board of Trustees,

Joshua J. Hinderliter
Assistant Secretary
Listed Funds Trust
August [ ], 2022

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matter being submitted to a shareholder vote at the joint special meeting of shareholders (the “Special Meeting”) to be held on September 9, 2022. Your vote is important, no matter how large or small your holdings may be. Please carefully read the proxy statement (“Proxy Statement”), which contains additional information about the proposal described in the Notice and below (the “Proposal”) and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you have the right to vote on important Proposal concerning your investment in the Changebridge Capital Long/Short Equity ETF and/or Changebridge Capital Sustainable Equity ETF (each, a “Fund” and together, the “Funds”).
Q. What is the Proposal being considered at the Special Meeting?
A. You are being asked to vote on the following proposal:

PROPOSAL:
To approve a new investment advisory agreement (the “New Advisory Agreement”) between Listed Funds Trust (“the Trust”), on behalf of your Fund(s), and Changebridge Capital LLC (the “Adviser” or “Changebridge”).

Q. Will the approval of the Proposal effect the investments made by the Funds?
A. No. Approval of the Proposal by a Fund’s shareholders will not have any effect on the Fund’s investment objective or principal investment strategies, including the investments made to implement its principal investment strategies.

Q. Why am I being asked to approve the New Advisory Agreement?
A. On May 18, 2022, Mr. Vincent Lorusso became the sole owner and portfolio manager of Changebridge following the planned departure of his co-founder and co-portfolio manager, Mr. Ross Klein. In connection with Mr. Klein’s departure, he surrendered his ownership interest in Changebridge and Mr. Lorusso concurrently contributed additional capital to Changebridge (both events together, the “Recapitalization”). The Recapitalization resulted in Mr. Lorusso acquiring a controlling interest in Changebridge causing a change of control of the firm. For legal reasons, the change of control automatically terminated the then-current investment advisory agreement (the “Prior Advisory Agreement”). Changebridge continues to manage the Funds pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) approved by the Board that will remain in effect until the earlier of 150 days from May 18, 2022 or the approval of the New Advisory Agreement by each Fund’s shareholders. Accordingly, we are requesting that you vote to approve the New Advisory Agreement prior to the expiration of the 150-day period so that Changebridge may continue to manage the Funds without interruption consistent with the terms of the New Advisory Agreement. If the New Advisory Agreement with Changebridge is not approved with respect to a Fund, the Board will consider other options including a new request for shareholder approval of a new investment advisory agreement.

Beginning on May 18, 2022 and for as long as Changebridge manages the Funds pursuant to the Interim Advisory Agreement, the Changebridge Capital Long/Short Equity ETF and Changebridge Capital Sustainable Equity ETF will accrue and pay aggregate advisory fees of 1.70% and 0.85%, respectively, which are the advisory fee rates paid by the Funds since their inception. Pursuant to each Fund’s unitary fee arrangement, Changebridge will use the management fees paid to it to pay the Fund’s day-to-day operating expenses. Currently, such expenses exceed the management fee paid by each Fund. As a result, Changebridge currently pays certain of each Fund’s day-to-day operating expenses from of its own financial resources and will continue to do so throughout the interim period.

Q. Will the approval of the Proposal result in an increase in the fees or expenses payable by the Funds?
A. No. Approval of the Proposal by a Fund’s shareholders will not increase the fees or expenses payable by such Fund. The New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement. If the New Advisory Agreement is approved by a Fund’s shareholders, the Fund will pay Changebridge a management fee equal to the management fee currently being paid by the Fund.
Q. Will the approval of the Proposal result in any changes in the services provided to the Funds under the New Advisory Agreement?
A. No. The terms of the New Advisory Agreement, including the services to be provided by Changebridge, are identical in all material respects to those of the Prior Advisory Agreement.
Q. Will the approval of the Proposal result in any changes to the portfolio management team for my Fund?
A. No. Mr. Lorusso, who has served as a portfolio manager for the Funds since their inception, will continue to be primarily responsible for the day-to-day management of the Funds.
Q. Will the approval of the Proposal result in any changes to the Funds’ investment policies, strategies or risks in connection with the New Advisory Agreement?
A. No. Each Fund’s investment policies, strategies, and risks will not change if the Proposal is approved.
Q. What will happen if Fund shareholders do not approve the New Advisory Agreement?
A. If the New Advisory Agreement is not approved by a Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of such Fund’s shareholders or solicitation of the approval of different proposals. The New Advisory Agreement will take effect with respect to a Fund upon approval by such Fund’s shareholders, regardless of the status of the approval of the New Advisory Agreement by the shareholders of the other Fund.
Q. How does the Board recommend that I vote for the Proposal?
A. The Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.
OTHER MATTERS
Q. Will my Fund pay for this proxy solicitation?
A. No. The Adviser and/or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance or have any questions regarding the Proposal, the information contained in the Proxy Statement, or how to vote your shares, please call our proxy solicitor, [Solicitor NAME], at [PHONE NUMBER]. [Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.].

Changebridge Capital Long/Short Equity ETF (CBLS)
Changebridge Capital Sustainable Equity ETF (CBSE)
each a series of Listed Funds Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT August [ ], 2022
This Proxy Statement is being furnished to the shareholders of the Changebridge Capital Long/Short Equity ETF and Changebridge Capital Sustainable Equity ETF (each, a “Fund”, and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a joint special meeting of shareholders of the Funds (the “Special Meeting”) to be held on September 9, 2022, at [11:00 a.m.] Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as August 12, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is on or about August [ ], 2022. The Special Meeting will be held to obtain shareholder approval for the following proposal (the “Proposal”):

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Changebridge Capital LLC (“Changebridge” or the “Adviser”) (the “New Advisory Agreement”).
Shareholders also may be asked to transact such other business as may properly come before the Special Meeting.
At your request, the Trust will send you a free copy of the most recent audited annual report, and/or the unaudited semi-annual report for the Funds or the Funds’ current prospectus and statement of additional information (“SAI”). Please call the Funds at 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, semi-annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
As discussed more fully herein, the Board believes the Proposal is in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
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    PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT
Background. Changebridge is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) since 2020. Changebridge is a limited liability company that is controlled by its sole owner and Managing Member, Vincent Lorusso. Changebridge is the current investment adviser to each Fund and has served as such since each Fund’s inception.
On May 18, 2022, Mr. Vincent Lorusso became the sole owner and portfolio manager of Changebridge following the planned departure of his co-founder and co-portfolio manager, Mr. Ross Klein. In connection with Mr. Klein’s departure, he surrendered his ownership interest in Changebridge and Mr. Lorusso concurrently contributed additional capital to Changebridge (both events together, the “Recapitalization”). Aside from Mr. Lorusso’s assumption of the sole ownership interest in Changebridge, neither Messrs. Lorusso nor Klein received compensation or other material economic benefit in connection with the Recapitalization. The Recapitalization resulted in Mr. Lorusso acquiring a controlling interest in Changebridge and the title of Managing Member of the firm. The Recapitalization, therefore, caused a change of control of Changebridge.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of the then-current investment advisory agreement between the Trust, on behalf of the Funds, and Changebridge (the “Prior Advisory Agreement”), the change of control caused by the Recapitalization resulted in the automatic termination of the Prior Advisory Agreement.
Prior to the Recapitalization, at a special meeting of the Board, held on May 3, 2022 (the “May Special Meeting”), Changebridge requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved an interim investment advisory agreement between the Trust, on behalf of the Funds, and Changebridge (the “Interim Advisory Agreement”) in reliance on Rule 15a-4(b)(1) under the 1940 Act and pursuant to which Changebridge has continued to provide advisory services to each Fund as contemplated by the terms of the Prior Advisory Agreement. The Interim Advisory Agreement, which is nearly identical to the Prior Advisory Agreement except for its term, will remain in effect until the earlier of 150 days from May 18, 2022 or the approval the New Advisory Agreement by each Fund’s shareholders. Beginning on May 18, 2022 and for as long as Changebridge manages the Funds pursuant to the Interim Advisory Agreement, the Changebridge Capital Long/Short Equity ETF and Changebridge Capital Sustainable Equity ETF will accrue and pay aggregate advisory fees of 1.70% and 0.85%, respectively, which are the advisory fee rates paid by the Funds since their inception. Pursuant to each Fund’s unitary fee arrangement, Changebridge will use the management fees paid to it to pay the Fund’s day-to-day operating expenses. Currently, such expenses exceed the management fee paid by each Fund. As a result, Changebridge currently pays certain of each Fund’s day-to-day operating expenses from of its own financial resources and will continue to do so throughout the interim period.
At an in-person meeting of the Board, held on June 15-16, 2022 (the “June Meeting”), Changebridge requested, and the Board, including a majority of the Independent Trustees, determined that the approval of Changebridge as the investment adviser to each Fund is in the best interests of the Fund and its shareholders, approved the New Advisory Agreement on behalf of each Fund, and recommended that it be submitted to each Fund’s shareholders for approval. Under the 1940 Act, the approval of a Fund’s New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. Accordingly, you are being asked to approve the New Advisory Agreement.
If the Proposal is approved by a Fund’s shareholders, the New Advisory Agreement is expected to become effective with respect to such Fund upon its approval at the Special Meeting. If the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of such Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement. The New Advisory Agreement will take effect with respect to a Fund upon approval by such Fund’s shareholders, regardless of the status of the approval of the New Advisory Agreement by the shareholders of the other Fund.
Summary of the New Advisory Agreement.
The terms of the New Advisory Agreement, except for its effective date, are identical in all material respects to those of the Prior Advisory Agreement. The Prior Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on October 29, 2020 with respect to each Fund. The Prior Advisory Agreement was most recently approved by the initial shareholder of each Fund on November 9, 2020. A copy of the form of the New Advisory Agreement is attached to this
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Proxy Statement as Exhibit A. The following description of the material terms of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. The New Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the continuation of the New Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
The New Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of a Fund, or (iii) by the Adviser upon one-hundred twenty (120) days’ written notice to the Trust.
Advisory Services. The New Advisory Agreement requires that Changebridge regularly provide each Fund with investment research, advice and supervision and continuously furnish an investment program for the Fund, consistent with its investment objectives and policies. Changebridge is responsible for determining which securities are to be purchased or sold by each Fund and placing orders with or through broker-dealers selected by Changebridge.
Management Fees. Shareholder approval of the Proposal will not change the advisory fee paid by either Fund. The New Advisory Agreement provides for an advisory fee that is based on the average daily net assets of the applicable Fund and computed daily and paid monthly. Under the New Advisory Agreement, like under the Prior Advisory Agreement, the Changebridge Capital Long/Short Equity ETF will pay an advisory fee equal to 1.70% of the Fund’s average daily net assets and the Changebridge Capital Sustainable Equity ETF will pay an advisory fee equal to 0.85% of the Fund’s average daily net assets.
For the fiscal period November 12, 2020 (commencement of operations) through October 31, 2021, the Changebridge Capital Long/Short Equity ETF paid advisory fees of $103,822 and the Changebridge Capital Sustainable Equity ETF paid advisory fees of $60,213 under the Prior Advisory Agreement.
Brokerage Policies. The New Advisory Agreement authorizes Changebridge to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs Changebridge to seek for the Funds the most favorable execution and net price available under the circumstances. Changebridge may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to Changebridge.
For the fiscal period November 12, 2020 (commencement of operations) through October 31, 2021, neither Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, or any affiliated persons of such persons. In addition, neither Fund has paid any fees to the Adviser, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund other than under the Prior Advisory Agreement.
Payment of Expenses. The New Advisory Agreement provides that Changebridge will pay all of the costs and expenses incurred by it in connection with the advisory services provided to each Fund. Changebridge will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).
Additionally, the New Advisory Agreement provides that Changebridge agrees to pay all expenses incurred by each Fund except the fee payable to Changebridge pursuant to the New Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by each Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
Other Provisions. The New Advisory Agreement provides that Changebridge shall indemnify and hold harmless the Trust and its affiliated persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of Changebridge’s willful misfeasance, bad faith, or negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties under the Agreement.
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Executive Officers and Directors of Changebridge. Information regarding the principal executive officer and director of Changebridge is set forth below. The address of Changebridge and its executive officer and director is 180 Canal Street, Suite 600, Boston, Massachusetts 02114.

Name	Position with Adviser
Vincent M. Lorusso	Managing Member and Portfolio Manager
No Trustee or officer of the Trust currently holds any position with Changebridge or its affiliated persons.
    Required Vote. Approval of the Proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the applicable Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposal is approved by a Fund’s shareholders, the New Advisory Agreement is expected to become effective with respect to such Fund upon its approval at the Special Meeting. If a Fund’s shareholders do not approve the Proposal, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposal, the Adviser will provide at least the same level of services that it currently provides under the Interim Advisory Agreement and that it provided under the Prior Advisory Agreement. The Board was presented with information demonstrating that the New Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services for a fee that is fair and reasonable.
In considering the New Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services previously provided, and to be provided, by Changebridge; (ii) the historical performance of each Fund; (iii) the estimated cost of the services to be provided by Changebridge and the profits expected to be realized by Changebridge from providing such services, including any fall-out benefits enjoyed by Changebridge or its affiliates; (iv) the extent to which the advisory fee for each Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant.
Prior to and during the June Meeting, a representative from Changebridge, along with representatives from other Fund service providers, presented additional oral and written information to assist the Board in evaluating Changebridge’s advisory services and advisory fee, as well as other aspects of the New Advisory Agreement. Among other things, a representative from Changebridge provided an overview of the Recapitalization and the ongoing management of the Funds, including the effect of Mr. Klein’s departure from Changebridge. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the June Meeting, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services to be Provided. The Board noted the responsibilities that Changebridge would continue to have as the Funds’ investment adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board considered that the services to be provided under the New Advisory Agreement were identical in all material respects to those services provided under the Prior Advisory Agreement.
In considering the nature, extent, and quality of the services to be provided by Changebridge, the Board considered the quality of Changebridge’s compliance program and past reports from the Trust’s Chief Compliance Officer regarding the review of Changebridge’s compliance program, as well as the Board’s experience with Changebridge. The Board also considered other services to be provided to the Funds, such as monitoring adherence to each Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieves its respective investment objective as an actively managed fund.
4

After discussion, the Independent Trustees concluded that Changebridge continues to have the adequate personnel and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.
Historical Performance. The Board then considered the past performance of the Funds. The Board noted that both Funds had been operating for less than two years, which was too short of a time period to judge how each Fund would perform across different market environments. Consequently, the Board determined that the Funds’ past performance was not a material factor in their consideration of the New Advisory Agreement.
Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to Changebridge for its services to the Funds under the New Advisory Agreement and noted that such fees were identical to those in the Prior Advisory Agreement, and that Changebridge has not yet attained break-even status with respect to its obligation to pay the Fund’s current operating expenses.
With respect to the latter point, the Board took into consideration that the advisory fee for each Fund was a “unitary fee,” meaning that Changebridge would be responsible for compensating each Fund’s other service providers and paying each Fund’s other expenses out of its advisory fee and resources. Each Fund would be responsible for paying only the advisory fee and certain other expenses, such as interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). The Board also evaluated the compensation and benefits expected to be received by Changebridge and its affiliates from Changebridge’s relationship with the Funds, taking into account an analysis of Changebridge’s estimated profitability with respect to each Fund.
The Board determined that Changebridge is not yet at the point of realizing economies of scale in its management of the Funds, but that it may in the future as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale are currently shared with Fund shareholders, although the Board intends to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion. No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Advisory Agreement, including the compensation payable under the Agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL

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OTHER BUSINESS
Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-adviser to the Trust.
Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the applicable Fund, including the Proposal.
Shareholders of each Fund at the close of business on August 12, 2022, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the Changebridge Capital Long/Short Equity ETF had [ ] common shares issued and outstanding and the Changebridge Capital Sustainable Equity ETF had [ ] common shares issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [PHONE NUMBER]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
    If sufficient votes are not received for one or both Funds by the date of the Special Meeting, the Special Meeting may be adjourned, once or more, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the applicable Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal. If sufficient votes are received by the date of the Special Meeting for only one Fund, the Proposal may be approved with respect to such Fund, and the Special Meeting may be adjourned, once or more, with respect to the remaining Fund.
Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to such Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote). If a beneficial owner does not provide instructions to their broker, the broker is not permitted to give a proxy with respect to such beneficial owners’ shares. Accordingly, such shares will not count as present for quorum purposes or for purposes of section 4(a)(2) of the 1940 Act. The absence of such votes may prevent a quorum from being achieved. Abstentions and broker non-votes will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal and such Fund to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust and/or [Solicitor], a professional proxy solicitor (the “Proxy Solicitor”). The solicitation may include mail, telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any
6

expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.
Expenses Related to the Proposal. All expenses associated with the Proposal and the Proxy process more generally will be borne by the Adviser and its affiliates and not by the Funds.
Other Information. The Funds’ distributor and principal underwriter is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Share Ownership. To the knowledge of the Trust’s management, as of the close of business on August 12, 2022, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on August 12, 2022, persons owning of record more than 5% of the outstanding shares of a Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.
Changebridge Capital Long/Short Equity ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
[ ]	[ ]	[ ]%	[Beneficial/Record]
    Changebridge Capital Sustainable Equity ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
[ ]	[ ]	[ ]%	[Beneficial/Record]
Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
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Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [PHONE NUMBER]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at [WEBSITE]. You may request a copy by mail (Changebridge ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 617-0004. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

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Exhibit A

LISTED FUNDS TRUST
INVESTMENT ADVISORY AGREEMENT
with
CHANGEBRIDGE CAPITAL, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2022 by and between LISTED FUNDS TRUST (the “Trust”), a Delaware statutory trust, and Changebridge Capital LLC, a Massachusetts limited liability company with its principal place of business at 180 Canal Street, Suite 600, Boston, Massachusetts 02114 (the “Adviser”).

W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:
1.The Adviser’s Services.
(a)Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall continuously furnish an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities or other assets shall be purchased for the Funds, what securities or other assets shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.
(b)Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub- advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.
(c)Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.
(d)Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser may, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser, subject to the Adviser’s oversight, in exercising the Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, the Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s clients.
(e)Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.
The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.
(f)Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.
(g)Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
2.Code of Ethics. The Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.
3.Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.
(a)Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
(b)Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.
(c)Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.
4.Brokerage.
(a)Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.
(b)Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.
(c)Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(d)Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the

Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.
5.Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.
6.Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).
The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.
7.Representations, Warranties and Covenants.
(a)Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
(b)ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
(c)Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
(d)Use of Names. The Adviser has the right to use the name “Changebridge” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Changebridge” in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Changebridge.”

(e)Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
(f)No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.
(g)Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.
(h)Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.
8.The Name. The Adviser grants to the Trust a sublicense to use the name “Changebridge Capital” (the “Name”) as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.
9.Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.
The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
Except as may otherwise be prohibited by law or regulation (including any then current Commission staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
10.Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.Assignment. Except as permitted by the 1940 Act, the rules and regulations thereunder, or no-action, interpretive or other guidance issued by the Commission or its staff, this Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.
12.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.
13.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the commencement of the Adviser’s management of the Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:
(a)The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or
(b)The Adviser may at any time terminate this Agreement by not less than one-hundred twenty (120) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or
(c)This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.
Termination of this Agreement pursuant to this Section shall be without payment of any penalty.
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.
14.Certain Definitions. For the purposes of this Agreement:
(a)“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)     “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
15.Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.
16.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
17.Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
18.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.
19.Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
20.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

LISTED FUNDS TRUST on behalf of the series listed on Schedule A	CHANGEBRIDGE CAPITAL, LLC

By:	By:
Name: Kent P. Barnes	Name:
Title: Secretary	Title:

Signature page to
Advisory Agreement

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated [ ], 2022 between
LISTED FUNDS TRUST
and
CHANGEBRIDGE CAPITAL, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Changebridge Capital Long/Short Equity ETF Changebridge Capital Sustainable Equity ETF	1.70% 0.85%

[LOGO]    PROXY CARD
    SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free [PHONE NUMBER] to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

Changebridge Capital Long/Short Equity ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 9, 2022

The undersigned hereby appoints each of [ ], as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on September 9, 2022 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [PHONE NUMBER]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 9, 2022. The proxy statement for this meeting is available at: [WEBSITE].

Changebridge Capital Long/Short Equity ETF     PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.
________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________________SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of Listed Funds Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Changebridge Capital Long/Short Equity ETF, and Changebridge Capital LLC.	○	○	○
THANK YOU FOR VOTING

[LOGO]    PROXY CARD
    SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free [PHONE NUMBER] to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

Changebridge Capital Sustainable Equity ETF
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 9, 2022

The undersigned hereby appoints each of [ ], as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on September, 2022 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [PHONE NUMBER]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 9, 2022. The proxy statement for this meeting is available at: [WEBSITE].

Changebridge Capital Sustainable Equity ETF    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.
________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________________SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of Listed Funds Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Changebridge Capital Sustainable Equity ETF, and Changebridge Capital LLC.	○	○	○
THANK YOU FOR VOTING